UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2018

Myovant Sciences Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-37929	98-1343578
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Suite 1, 3rd Floor 11-12 St. James’s Square London SW1Y 4LB United Kingdom	Not Applicable
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: +44 203 318 9709

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

Private Placement and Share Purchase Agreement

On April 2, 2018, Myovant Sciences Ltd. (the “Company”) entered into a share purchase agreement (the “Purchase Agreement”) with Roivant Sciences Ltd. (the “Purchaser”), pursuant to which the Company agreed to issue and sell to Purchaser 1,110,015 of its common shares at a purchase price of $20.27 per common share in a private placement (the “Private Placement”). The Purchase Agreement includes customary representations, warranties and covenants by the Company. The per-share purchase price is equal to the closing price of the Company’s common shares on the New York Stock Exchange on April 2, 2018. The Private Placement is expected to close on April 3, 2018, subject to customary closing conditions. As of December 31, 2017, the Purchaser held approximately 61% of the Company’s outstanding common shares.

The aggregate gross proceeds to the Company from the Private Placement are expected to be approximately $22,500,000. The Company intends to use the net proceeds from the Private Placement to fund its clinical development programs and preparations for the potential commercial launch of relugolix, as well as the clinical development programs for MVT-602, and for working capital and other general corporate purposes.

The Private Placement is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D under the Securities Act and in reliance on similar exemptions under applicable state laws. The Purchaser has represented that it is an accredited investor within the meaning of Rule 501 of Regulation D under the Securities Act, and is acquiring the Company’s common shares for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The Company’s common shares have been offered without any general solicitation by the Company or its representatives.

The Company’s common shares issued and sold in the Private Placement will not be registered under the Securities Act or any state securities laws and may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the Company’s common shares under the Securities Act or an applicable exemption from the registration requirements.

At-the-Market Offering Program and Sales Agreement

On April 2, 2018, the Company entered into a Sales Agreement (the “Sales Agreement”) with Cowen and Company, LLC (“Cowen”) to sell the Company’s common shares having an aggregate offering price of up to $100,000,000 from time to time through an “at-the-market” equity offering program under which Cowen will act as the Company’s agent.

Under the Sales Agreement, the Company will set the parameters for the sale of the Company’s common shares, including the number of common shares to be issued, the time period during which sales are requested to be made, limitation on the number of common shares that may be sold in any one trading day and any minimum price below which sales may not be made. Subject to the terms and conditions of the Sales Agreement, Cowen may sell the Company’s common shares by any method deemed to be an “at-the-market” offering as defined in Rule 415 promulgated under the Securities Act, including without limitation sales made through the New York Stock Exchange or on any other existing trading market for the Company’s common shares. Cowen will use commercially reasonable efforts in conducting such sales activities consistent with its normal trading and sales practices, applicable state and federal laws, rules and regulations and the rules of the New York Stock Exchange. The Sales Agreement may be terminated by the Company upon five days’ notice to Cowen for any reason or by Cowen upon five days’ notice to the Company for any reason or at any time under certain circumstances, including but not limited to the occurrence of a material adverse change in the Company. Under the terms of the Sales Agreement, the Company may also sell its common shares to Cowen acting as principal for Cowen’s own account at prices agreed upon at the time of sale.

The Sales Agreement provides that Cowen will be entitled to compensation for its services in an amount up to 3% of the gross proceeds of any of the Company’s common shares sold under the Sales Agreement. The Company has no obligation to sell any of its common shares under the Sales Agreement, and may at any time suspend solicitation and offers under the Sales Agreement.

The Company’s common shares sold under the Sales Agreement will be issued pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-221526) and the base prospectus included therein, filed with the Securities and Exchange Commission (the “SEC”) on November 13, 2017, as amended on December 15, 2017 and March 23, 2018. On the date hereof, the Company will file a prospectus supplement with the SEC in connection with the offer and sale of the common shares pursuant to the Sales Agreement.

The foregoing description of the Sales Agreement is not complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The legal opinion of Conyers Dill & Pearman Limited relating to the Company’s common shares being offered is filed as Exhibit 5.1 to this Current Report on Form 8-K.

This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any sale of such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Sales Agreement, dated as of April 2, 2018, between Myovant Sciences Ltd. and Cowen and Company, LLC.

5.1	Opinion of Conyers Dill & Pearman Limited.

23.1	Consent of Conyers Dill & Pearman Limited (included in Exhibit 5.1).

99.1	Share Purchase Agreement, dated as of April 2, 2018, between Myovant Sciences Ltd. and Roivant Sciences Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Myovant Sciences Ltd.

Date: April 3, 2018	By:	/s/ Frank Karbe
		Name:	Frank Karbe
		Title:	Principal Financial and Accounting Officer